                                                                   EXHIBIT 10.2


                               AMENDMENT NO. 1 TO
                     AMENDED AND RESTATED CREDIT AGREEMENT

         THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment No. 1") is made this 24th day of September, 1999, by and among MARKETING SPECIALISTS CORPORATION ("Borrower"); the Lenders under the Credit Agreement described below, and FIRST UNION NATIONAL BANK, as Agent ("Agent") for the Lenders.

                              W I T N E S S E T H:

         WHEREAS, Borrower is party to that certain Amended and Restated Credit Agreement dated December 18, 1998, as amended and restated August 18, 1999 (as amended from time to time, the "Credit Agreement") with the lenders identified therein ("Lenders") and Agent; and

         WHEREAS, Borrower and Lenders desire to amend certain financial covenants and related provisions of the Credit Agreement, as set forth herein, subject to the terms and conditions hereof.

         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereto hereby agree as follows:

         1.       Definitions.

                  a. General Rule. Unless otherwise defined herein, terms used herein which are defined in the Credit Agreement shall have the meanings assigned to them in the Credit Agreement.

                  b. Additional Definition. The following definition is hereby added to Section 1 of the Credit Agreement to read in its entirety as follows:

                  "Amendment No. 1" means Amendment No. 1 to Amended and Restated Credit Agreement, by and among Borrower, Lenders and Agent.

                  c. Amended Definition. The following definition set forth in
Section 1 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  "Adjusted Rolling Period" means (i) as of March 31, 1999, the one (1) fiscal quarter then ended; (ii) as of June 30, 1999, the two
         (2) fiscal quarters then ended; (iii) as of September 30, 1999, the three (3) fiscal quarters then ended; and (iv) thereafter, the most recent Rolling Period.

         2. Amendment to Paragraph 5.4 (Compliance Certificate). The following sentence is hereby added to the end of Paragraph 5.4 of the Credit
Agreement:

         At the time of delivery of financial statements pursuant to Paragraph 5.2(a), deliver to Lenders a certificate in the form of Exhibit 1 to Amendment No. 1 executed by the chief financial officer of Borrower or other Authorized Officer approved by Agent, showing the calculation of the covenant set forth in Paragraph 5.16(b).

         3. Amendment to Paragraph 5.16 (Minimum EBITDA). Paragraph 5.16 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

             5.16. Minimum EBITDA.

                  (a) Maintain as of the last day of each fiscal quarter during the period set forth in the left-hand column below EBITDA of Borrower and its consolidated Subsidiaries for the periods specified of not less than the amount set forth in the right-hand column below:

                                    Period                                              Amount
                                                                                    (in thousands)
                                                                                    --------------

                  9/30/99, for the most recent Rolling Period                            $45,000
                  12/31/99, for the most recent Rolling Period                            41,100
                  3/31/00, for the most recent Rolling Period                             41,100
                  6/30/00, for the most recent Rolling Period                             41,100
                  9/30/00, for the most recent Rolling Period                             41,100
                  12/31/00, for the most recent Rolling Period                            41,100
                  3/31/01, for the most recent Rolling Period                             41,100
                  6/30/01, for the most recent Rolling Period                             41,100
                  9/30/01, for the most recent Rolling Period                             41,100
                  12/31/01 and thereafter, for the most
                       recent Rolling Period                                              41,100

                  (b) Maintain as of the last day of each month set forth in the left-hand column below EBITDA of Borrower and its consolidated Subsidiaries for the periods specified of not less than the amount set forth in the right-hand column below:

                                    Period                                              Amount
                                                                                    (in thousands)
                                                                                    --------------
                  10/31/99, for the most recent one month                                $ 2,000
                  11/30/99, for the most recent two months                                 4,000
                  12/31/99, for the most recent three months                              10,500
                  1/31/00, for the most recent one month                                   2,000
                  2/29/00, for the most recent two months                                  5,000
                  3/31/00 and each month end thereafter, for
                  the most recent three months                                            10,500

                  (c) In connection with any acquisition which may be approved by Lenders pursuant to Paragraph 6.8, the minimum amounts of EBITDA required pursuant to this Paragraph 5.16 shall be increased by amounts reasonably determined by Required Lenders based on the EBITDA of the acquired business (including as adjusted for any pro forma adjustments approved by Required Lenders).

         4. Amendment to Paragraph 5.17 (Minimum Debt Service Coverage Ratio). Paragraph 5.17 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  5.17 Minimum Debt Service Coverage Ratio. Maintain as of the last day of each fiscal quarter set forth in the left-hand column below a ratio of Adjusted EBITDA to Debt Service for Borrower and its consolidated Subsidiaries for the most recent Adjusted Rolling Period of not less than the ratio set forth in the right hand column below:

                  Period Ended                                   Ratio
                  ------------                                   -----

                  9/30/99                                        0.80 to 1
                  12/31/99                                       0.90 to 1
                  3/31/00 and each fiscal quarter thereafter     2.00 to 1


         5. Amendment to Paragraph 5.18 (Minimum Fixed Charge Coverage Ratio). Paragraph 5.18 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  5.18 Minimum Fixed Charge Coverage Ratio. Maintain as of the last day of each fiscal quarter set forth in the left-hand column below a ratio of Adjusted EBITDA to Fixed Charges for Borrower and its consolidated Subsidiaries for the most recent Adjusted Rolling Period of not less than the ratio set forth in the right hand column below:

                  Period Ended                                         Ratio
                  ------------                                         -----

                  9/30/99                                              0.80 to 1
                  12/31/99                                             0.80 to 1
                  3/31/00 and each fiscal quarter thereafter           1.10 to 1

         6. Representations. Borrower hereby represents and warrants to Agent and the Lenders that:

                  a. The representations and warranties set forth in the Credit Agreement and each of the other Loan Documents are true and correct in all material respects as of the date hereof, and there is no Event of Default or Default under the Credit Agreement.

                  b. Borrower has the power and authority under the law of the jurisdiction of its formation and under its organizational documents to enter into and perform this Amendment No. 1 and the other documents and agreements required hereunder (collectively, the "Amendment Documents"); all actions (corporate or otherwise) necessary or appropriate for the execution and performance by Borrower of the Amendment Documents have been taken; and the Amendment Documents, the Credit Agreement as amended, and the Collateral Security Documents each constitute the valid and binding obligations of Borrower and each Guarantor, to the extent it is a party thereto, enforceable in accordance with their respective terms.

                  c. The making and performance of the Amendment Documents by Borrower will not violate any provisions of any law or regulation, federal, state or local, or the organizational documents of Borrower, or result in any breach or violation of, or constitute a default or require the obtaining of any consent under, any agreement or instrument by which Borrower, or its or their property, may be bound.

         7. Effectiveness This Amendment No. 1 shall be effective upon receipt by Agent of the following documents, in form and substance satisfactory to Agent:

                  a. This Amendment No. 1, duly executed by Borrower and Required Lenders and acknowledged and agreed to by the Guarantors.

                  b. Such other documents as Agent may reasonably require.

         8.       Miscellaneous.

                  a. Borrower agrees to pay or reimburse Agent for all reasonable and necessary fees and expenses (including without limitation reasonable fees and expenses of counsel) incurred by Agent in connection with the preparation, execution and delivery of this Amendment No. 1.

                  b. This Amendment No. 1 shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

                  c. All terms and provisions of this Amendment No. 1 shall be for the benefit of and be binding upon and enforceable by the respective successors and assigns of the parties hereto.

                  d. This Amendment No. 1 may be executed in any number of counterparts with the same effect as if all the signatures on such counterparts appeared on one document and each such counterpart shall be deemed an original.

                  e. Except as expressly set forth herein, the execution, delivery and performance of this Amendment No. 1 shall not operate as a waiver of any right, power or remedy of Agent or Lenders under the Credit Agreement and the agreements and documents executed in connection therewith or constitute a waiver of any provision thereof. Without limiting the foregoing, Borrower expressly confirms that the Credit Agreement, as amended, and the Collateral Security Documents each remain in full force and effect, and the Collateral Security Documents continue to secure all obligations under the Credit Agreement, as amended.

         IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 1 the day and year first above written.

Attest:                                    MARKETING SPECIALISTS CORPORATION


By: /s/ MICHAEL S. GOLD                    By:  /s/ JOSEPH T. CASEY
   ------------------------------             ---------------------------------
   Name:                                      Name:
   Title:                                     Title:

                                           FIRST UNION NATIONAL BANK, as Lender
                                           and as Agent


                                           By:  /s/ ROBERT A. BROWN
                                              ---------------------------------
                                           Name:
                                           Title:

         The undersigned Guarantors hereby acknowledge and agree to the foregoing Amendment No. 1 and confirm that the Guaranty and the other Loan Documents to which they are a party remain in full force and effect and continue to secure all obligations under the Credit Agreement, as amended.

Attest:                                     MERKERT AMERICAN CO., INC.


By: /s/ MICHAEL S. GOLD                     By: /s/ JOSEPH T. CASEY
   ---------------------------                 --------------------------------
   Name:                                       Name:
   Title:                                      Title:


Attest:                                     BUCKEYE SALES & MARKETING, INC.


By: /s/ MICHAEL S. GOLD                     By: /s/ JOSEPH T. CASEY
   ---------------------------                 --------------------------------
   Name:                                       Name:
   Title:                                      Title:


Attest:                                     UNITED BROKERAGE COMPANY


By: /s/ MICHAEL S. GOLD                     By: /s/ JOSEPH T. CASEY
   ---------------------------                 --------------------------------
   Name:                                       Name:
   Title:                                      Title:


Attest:                                     MARKETING SPECIALISTS SALES COMPANY


By:                                         By: /s/ NICK BOURAS
   ---------------------------                 --------------------------------
   Name:                                       Name:
   Title:                                      Title:

Attest:                                     ATLAS MARKETING COMPANY, INC.


By:                                         By: /s/ NICK BOURAS
   ---------------------------                 --------------------------------
   Name:                                       Name:
   Title:                                      Title:


                             [EXECUTIONS CONTINUED]

Attest:                                     BROMAR, INC.


By:                                         By: /s/ NICK BOURAS
   ---------------------------                 --------------------------------
   Name:                                       Name:
   Title:                                      Title:


Attest:                                     BROKERAGE SERVICES, INC.


By:                                         By:
   ---------------------------                 --------------------------------
   Name:                                       Name:
   Title:                                      Title:


Attest:                                     MEATMASTER BROKERAGE, INC.


By:                                         By:
   ---------------------------                 --------------------------------
   Name:                                       Name:
   Title:                                      Title:

                                   EXHIBIT 1

            FORM OF MONTHLY COMPLIANCE CERTIFICATE (MINIMUM EBITDA)


         In accordance with the Credit Agreement dated December 18, 1998, as amended and restated August 18, 1999 (as amended and as may be further amended from time to time, the "Credit Agreement"), by and among MARKETING SPECIALISTS CORPORATION ("Borrower"), the Lenders described therein, and FIRST UNION NATIONAL BANK, as Agent for Lenders, the undersigned hereby certifies as follows:

         1. Enclosed herewith are the financial statements for Borrower and its consolidated Subsidiaries as required pursuant to Paragraph 5.2(a) of the Credit Agreement for the month ended ____________, ____, which financial statements were prepared in accordance with GAAP (except that interim statements do not contain footnotes and are subject to year-end adjustments) consistently applied and fairly present in all material respects the financial condition and results of operations of Borrower and its consolidated Subsidiaries as of the date and for the period covered.

         2. There exists no Event of Default or Default under the Credit Agreement, except as described in Item 3 below.

         3. The following event or circumstance, is, or with the passage of time or giving of notice will be, a Default or an Event of Default under the Credit Agreement:

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

         4. The following actions are being taken with respect to the matter(s) identified in Item 3 above:
                           ----------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

----------------------------.

         5. Attached hereto as Schedule 1 are the undersigned's calculations of the covenant set forth in Paragraph 5.16(b) of the Credit Agreement.

         Capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.

         IN WITNESS WHEREOF, the undersigned has executed this certificate this __ day of ____________, ____.

                                      MARKETING SPECIALISTS CORPORATION


                                      By:
                                         --------------------------------------
                                         Name:
                                         Title: Chief Financial Officer(1)


























--------

         (1) May be signed by an Authorized Officer other than the Chief Financial Officer with the approval of Agent.

                                   SCHEDULE 1

EBITDA to be calculated for one, two or three months, as provided in Paragraph 5,16(b).

                              Month            Month                      Month
                              Ended            Ended                      Ended           TOTAL
                           ______, ___      _______, ___               _______,__      ----------

Net Income:                $                $                          $               $
                           -----------      -----------                -----------     ----------
Less extra-
ordinary gains:            $                $                          $               $
                           -----------      -----------                -----------     ----------

Plus
Interest
Expense:                   $                $                          $               $
                           -----------      -----------                -----------     ----------
Taxes:                     $                $                          $               $
                           -----------      -----------                -----------     ----------
Depreciation
and
Amortization:              $                $                          $               $
                           -----------      -----------                -----------     ----------
Non-cash charges
to income:                 $                $                          $               $
                           -----------      -----------                -----------     ----------

Equals
EBITDA:                    $                $                          $               $
                           -----------      -----------                -----------     ----------


Covenant:  As of the month-end set forth in the left-hand column below, EBITDA for the specified period must be greater than or equal to the amount set forth in the right-hand column below:

                                    Period                                           Amount
                                    ------                                           ------
                                                                                     (in thousands)
                                                                                     --------------
                  10/31/99, for the most recent one month                              $   2,500
                  11/30/99, for the most recent two months                                 6,000
                  12/31/99, for the most recent three months                              10,500
                  1/31/00, for the most recent one month                                   2,500
                  2/29/00, for the most recent two months                                  6,000
                  3/31/00 and each month end thereafter, for
                  the most recent three months                                            10,500



Compliance:             YES               NO
                   -----             -----



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